UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Filed Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported): April 26, 2005

Zonagen, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-15281 (Commission File Number)	76-0233274 (I.R.S. Employer Identification No.)

2408 Timberloch Place, Suite B-1
The Woodlands, Texas 77380
(Address of principal
executive offices
and zip code)

(281) 719-3400
(Registrant’s telephone
number, including area
code)

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX
Slide Show

Item 7.01. Regulation FD Disclosure

Zonagen, Inc. (the “Company”) is furnishing herewith as Exhibit 99.1 a copy of a slide show presentation that it intends to present at various investor presentations from time to time. These slides contain statements that are “forward-looking statements” subject to the cautionary statement about forward-looking statements set forth therein.

The information in this report, including the Exhibit, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, the information in this report, including the Exhibit, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits

c.  Exhibits

Exhibit Number	Description

99.1	Zonagen, Inc. slide show.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zonagen, Inc.
Date: April 26, 2005
	By:	/s/ Louis Ploth, Jr.
Louis Ploth, Jr.
Vice President, Business Development and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Zonagen, Inc. slide show.